Death Benefit Option 1



Development of Policy Value

----------------------------------------------------------------------------------------------------------------------------------

 (A)  Policy Value at the End of Year 4, Month 12                                   $ 10,141.51

 (B)  Plus Premium Paid in Year 5                                                      3,250.00

 (C)  Minus Premium Load                                                                 203.13
      [(3.00% + 1.25% + 2.00%) * $3,250]1
                                                                               -----------------

 (D)  Policy Value at the Beginning of Year 5, Month 1                              $ 13,188.38
      [ A + B - C ]

 (E)  Minus COI Charges                                                                   60.43
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge 10.00

 (G)  Minus Asset Based Charge 5.89 [ A * ((1+0.007)^(1/12)-1) ]

 (H)  Plus Investment Return ( 5.12%)3 54.67 [ ( D - E - F - G ) *
      ((1+0.0512)^(1/12)-1) ]
                                                                               -----------------

 (I)  Policy Value at the End of Year 5, Month 1                                    $ 13,166.73
      [ D - E - F - G + H ]


-------------------------------------------------------------------------------

1 (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Cash Value at Beginning of Month 3 Hypothetical Gross Investment Return of 6.00% less the Investement Management Fee of 0.88% equals Net Investment Return of 5.12%





Development of Surrender Value

------------------------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                                    $ 13,166.73

 (K)  Less Surrender Charge 3,831.75 (see calculation below)
                                                                               -----------------

 (L)  Surrender Value at the End of Year 5, Month 1                                  $ 9,334.98
      [ J - K ]




Calculation of Surrender Charge

 (1)  Target Premium factor                                                             $ 11.79

 (2)  Surrender Charge Multiplier for Year 5                                               1.30

 (3)  Face Amount                                                                    250,000.00

 (4)  Surrender Charge Percentage                                                          100%
                                                                               -----------------

 (5)  Surrender Charge                                                               $ 3,831.75
      [ 1 * (3 / 1,000) * 2 * 4 ]





Development of Death Benefit

------------------------------------------------------------------------------------------------

 (M)  Policy Value at the End of Year 5, Month 1                                    $ 13,166.73

 (N) Applicable Percentage 2.22
                                                                               -----------------

 (O)  Minimum Death Benefit                                                         $ 29,230.14
      [ M * N ]

 (P)  Death Benefit 250,000.00
                                                                               -----------------

 (Q)  Death Benefit at the End of Year 5, Month 1                                  $ 250,000.00
      [ Maximum of O and P ]





Monthly Progression of Year 5 Values

----------------------------------------------------------------------------------------------------------------------------------


                    End of                                      Beginning                 Monthly      Asset           End of
               Prior Month         Premium       Premium         of Month         COI       Admin      Based            Month
  Month       Policy Value            Paid          Load     Policy Value      Charge      Charge     Charge     Policy Value
----------------------------------------------------------------------------------------------------------------------------------
    1          $ 10,141.51      $ 3,250.00      $ 203.13      $ 13,188.38      $60.43      $10.00     $ 5.89      $ 13,166.73
    2            13,166.73               -             -        13,166.73       60.43       10.00       7.65        13,143.23
    3            13,143.23               -             -        13,143.23       60.44       10.00       7.64        13,119.63
    4            13,119.63               -             -        13,119.63       60.44       10.00       7.62        13,095.95
    5            13,095.95               -             -        13,095.95       60.45       10.00       7.61        13,072.17
    6            13,072.17               -             -        13,072.17       60.46       10.00       7.59        13,048.30
    7            13,048.30               -             -        13,048.30       60.46       10.00       7.58        13,024.34
    8            13,024.34               -             -        13,024.34       60.47       10.00       7.57        13,000.28
    9            13,000.28               -             -        13,000.28       60.47       10.00       7.55        12,976.14
   10            12,976.14               -             -        12,976.14       60.48       10.00       7.54        12,951.90
   11            12,951.90               -             -        12,951.90       60.49       10.00       7.53        12,927.56
   12            12,927.56               -             -        12,927.56       60.49       10.00       7.51        12,903.14


--------------------------------------------------------------------

                              End of                         End of
                               Month                          Month
                   Face        Death       Surrender      Surrender
  Month          Amount      Benefit          Charge          Value
--------------------------------------------------------------------
    1          $250,000     $250,000       $3,831.75      $9,334.98
    2           250,000      250,000        3,831.75       9,311.48
    3           250,000      250,000        3,831.75       9,287.88
    4           250,000      250,000        3,831.75       9,264.20
    5           250,000      250,000        3,831.75       9,240.42
    6           250,000      250,000        3,831.75       9,216.55
    7           250,000      250,000        3,831.75       9,192.59
    8           250,000      250,000        3,831.75       9,168.53
    9           250,000      250,000        3,831.75       9,144.39
   10           250,000      250,000        3,831.75       9,120.15
   11           250,000      250,000        3,831.75       9,095.81
   12           250,000      250,000        3,831.75       9,071.39





Death Benefit Option 2



Development of Policy Value

----------------------------------------------------------------------------------------------------------------------------------

 (A)  Policy Value at the End of Year 4, Month 12                                   $ 10,068.19

 (B)  Plus Premium Paid in Year 5                                                      3,250.00

 (C)  Minus Premium Load                                                                 203.13
      [(3.00% + 1.25% + 2.00%) * $3,250]1
                                                                               -----------------

 (D)  Policy Value at the Beginning of Year 5, Month 1                              $ 13,115.06
      [ A + B - C ]

 (E)  Minus COI Charges                                                                   63.79
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge 10.00

 (G)  Minus Asset Based Charge 5.85 [ A * ((1+0.007)^(1/12)-1) ]

 (H)  Plus Investment Return ( 5.12%)3 54.35 [ ( D - E - F - G ) *
      ((1+0.0512)^(1/12)-1) ]
                                                                               -----------------

 (I)  Policy Value at the End of Year 5, Month 1                                    $ 13,089.77
      [ D - E - F - G + H ]



-------------------------------------------------------------------------------

1 (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Cash Value at Beginning of Month 3 Hypothetical Gross Investment Return of 6.00% less the Investement Management Fee of 0.88% equals Net Investment Return of 5.12%




Development of Surrender Value

------------------------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                                    $ 13,089.77

 (K)  Less Surrender Charge 3,831.75 (see calculation below)
                                                                               -----------------

 (L)  Surrender Value at the End of Year 5, Month 1                                  $ 9,258.02
      [ J - K ]




Calculation of Surrender Charge

 (1)  Target Premium factor                                                             $ 11.79

 (2)  Surrender Charge Multiplier for Year 5                                               1.30

 (3)  Face Amount                                                                    250,000.00

 (4)  Surrender Charge Percentage                                                          100%
                                                                               -----------------

 (5)  Surrender Charge                                                               $ 3,831.75
      [ 1 * (3 / 1,000) * 2 * 4 ]




Development of Death Benefit

------------------------------------------------------------------------------------------------

 (M)  Policy Value at the End of Year 5, Month 1                                    $ 13,089.77

 (N) Applicable Percentage 2.22
                                                                               -----------------

 (O)  Minimum Death Benefit                                                         $ 29,059.29
      [ M * N ]

 (P)  Death Benefit 263,089.77 [Face Amount + Policy Value]
                                                                               -----------------

 (Q)  Death Benefit at the End of Year 5, Month 1                                  $ 263,089.77
      [ Maximum of O and P ]





Monthly Progression of Year 5 Values

----------------------------------------------------------------------------------------------------------------------------------


                    End of                                      Beginning                 Monthly      Asset           End of
               Prior Month         Premium       Premium         of Month         COI       Admin      Based            Month
  Month       Policy Value            Paid          Load     Policy Value      Charge      Charge     Charge     Policy Value
----------------------------------------------------------------------------------------------------------------------------------
    1          $ 10,068.19      $ 3,250.00      $ 203.13      $ 13,115.06      $63.79      $10.00     $ 5.85      $ 13,089.77
    2            13,089.77               -             -        13,089.77       63.79       10.00       7.61        13,062.61
    3            13,062.61               -             -        13,062.61       63.79       10.00       7.59        13,035.36
    4            13,035.36               -             -        13,035.36       63.79       10.00       7.57        13,008.01
    5            13,008.01               -             -        13,008.01       63.79       10.00       7.56        12,980.56
    6            12,980.56               -             -        12,980.56       63.79       10.00       7.54        12,953.02
    7            12,953.02               -             -        12,953.02       63.79       10.00       7.53        12,925.37
    8            12,925.37               -             -        12,925.37       63.79       10.00       7.51        12,897.63
    9            12,897.63               -             -        12,897.63       63.79       10.00       7.49        12,869.79
   10            12,869.79               -             -        12,869.79       63.79       10.00       7.48        12,841.84
   11            12,841.84               -             -        12,841.84       63.79       10.00       7.46        12,813.80
   12            12,813.80               -             -        12,813.80       63.79       10.00       7.44        12,785.66



--------------------------------------------------------------------

                              End of                         End of
                               Month                          Month
                   Face        Death       Surrender      Surrender
  Month          Amount      Benefit          Charge          Value
--------------------------------------------------------------------
    1          $250,000     $263,090       $3,831.75      $9,258.02
    2           250,000      263,063        3,831.75       9,230.86
    3           250,000      263,035        3,831.75       9,203.61
    4           250,000      263,008        3,831.75       9,176.26
    5           250,000      262,981        3,831.75       9,148.81
    6           250,000      262,953        3,831.75       9,121.27
    7           250,000      262,925        3,831.75       9,093.62
    8           250,000      262,898        3,831.75       9,065.88
    9           250,000      262,870        3,831.75       9,038.04
   10           250,000      262,842        3,831.75       9,010.09
   11           250,000      262,814        3,831.75       8,982.05
   12           250,000      262,786        3,831.75       8,953.91



Death Benefit Option 3



Development of Policy Value

----------------------------------------------------------------------------------------------------------------------------------

 (A)  Policy Value at the End of Year 4, Month 12                                   $ 10,049.08

 (B)  Plus Premium Paid in Year 5                                                      3,250.00

 (C)  Minus Premium Load                                                                 203.13
      [(3.00% + 1.25% + 2.00%) * $3,250]1
                                                                               -----------------

 (D)  Policy Value at the Beginning of Year 5, Month 1                              $ 13,095.95
      [ A + B - C ]

 (E)  Minus COI Charges                                                                   64.60
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge 10.00

 (G)  Minus Asset Based Charge 5.84 [ A * ((1+0.007)^(1/12)-1) ]

 (H)  Plus Investment Return ( 5.12%)3 54.27 [ ( D - E - F - G ) *
      ((1+0.0512)^(1/12)-1) ]
                                                                               -----------------

 (I)  Policy Value at the End of Year 5, Month 1                                    $ 13,069.78
      [ D - E - F - G + H ]


-------------------------------------------------------------------------------

1 (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Cash Value at Beginning of Month 3 Hypothetical Gross Investment Return of 6.00% less the Investement Management Fee of 0.88% equals Net Investment Return of 5.12%




Development of Surrender Value

------------------------------------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                                    $ 13,069.78

 (K)  Less Surrender Charge 3,831.75 (see calculation below)
                                                                               -----------------

 (L)  Surrender Value at the End of Year 5, Month 1                                  $ 9,238.03
      [ J - K ]




Calculation of Surrender Charge

 (1)  Target Premium factor                                                             $ 11.79

 (2)  Surrender Charge Multiplier for Year 5                                               1.30

 (3)  Face Amount                                                                    250,000.00

 (4)  Surrender Charge Percentage                                                          100%
                                                                               -----------------

 (5)  Surrender Charge                                                               $ 3,831.75
      [ 1 * (3 / 1,000) * 2 * 4 ]




Development of Death Benefit

------------------------------------------------------------------------------------------------

 (M)  Policy Value at the End of Year 5, Month 1                                    $ 13,069.78

 (N) Applicable Percentage 2.22
                                                                               -----------------

 (O)  Minimum Death Benefit                                                         $ 29,014.91
      [ M * N ]

 (P)  Death Benefit 266,250.00 [Face Amount + Accumulated Premiums]
                                                                               -----------------

 (Q)  Death Benefit at the End of Year 5, Month 1                                  $ 266,250.00
      [ Maximum of O and P ]




Monthly Progression of Year 5 Values

--------------------------------------------------------------------------------------------------------------------------------


                    End of                                      Beginning                 Monthly      Asset           End of
               Prior Month         Premium       Premium         of Month         COI       Admin      Based            Month
  Month       Policy Value            Paid          Load     Policy Value      Charge      Charge     Charge     Policy Value
--------------------------------------------------------------------------------------------------------------------------------
    1          $ 10,049.08      $ 3,250.00      $ 203.13      $ 13,095.95      $64.60      $10.00     $ 5.84      $ 13,069.78
    2            13,069.78               -             -        13,069.78       64.60       10.00       7.59        13,041.74
    3            13,041.74               -             -        13,041.74       64.61       10.00       7.58        13,013.59
    4            13,013.59               -             -        13,013.59       64.62       10.00       7.56        12,985.33
    5            12,985.33               -             -        12,985.33       64.63       10.00       7.54        12,956.96
    6            12,956.96               -             -        12,956.96       64.63       10.00       7.53        12,928.48
    7            12,928.48               -             -        12,928.48       64.64       10.00       7.51        12,899.90
    8            12,899.90               -             -        12,899.90       64.65       10.00       7.49        12,871.21
    9            12,871.21               -             -        12,871.21       64.65       10.00       7.48        12,842.41
   10            12,842.41               -             -        12,842.41       64.66       10.00       7.46        12,813.50
   11            12,813.50               -             -        12,813.50       64.67       10.00       7.44        12,784.48
   12            12,784.48               -             -        12,784.48       64.68       10.00       7.43        12,755.34


---------------------------------------------------------------------

                               End of                         End of
                                Month                          Month
                    Face        Death       Surrender      Surrender
  Month           Amount      Benefit          Charge          Value
---------------------------------------------------------------------
    1           $250,000     $266,250       $3,831.75      $9,238.03
    2            250,000      266,250        3,831.75       9,209.99
    3            250,000      266,250        3,831.75       9,181.84
    4            250,000      266,250        3,831.75       9,153.58
    5            250,000      266,250        3,831.75       9,125.21
    6            250,000      266,250        3,831.75       9,096.73
    7            250,000      266,250        3,831.75       9,068.15
    8            250,000      266,250        3,831.75       9,039.46
    9            250,000      266,250        3,831.75       9,010.66
   10            250,000      266,250        3,831.75       8,981.75
   11            250,000      266,250        3,831.75       8,952.73
   12            250,000      266,250        3,831.75       8,923.59